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                                    SELIGMAN
                                  TIME HORIZON/
                                    HARVESTER
                                  SERIES, INC.

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                          SELIGMAN TIME HORIZON 30 FUND
                          SELIGMAN TIME HORIZON 20 FUND
                          SELIGMAN TIME HORIZON 10 FUND
                            SELIGMAN HARVESTER FUND

                             --------------------

                                Mid-Year Report
                                  June 30, 2002

                             --------------------

                                Asset Allocation
                               Strategies Seeking
                                 to Manage Risk
                                    Over Time

                             --------------------

                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

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SELIGMAN  -  TIMES  CHANGE  VALUES  ENDURE
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J.  &  W.  Seligman  &  Co.  Incorporated  is  a  firm  with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

TIMES  CHANGE

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 - today, the nation's largest diversified publicly-traded closed-end investment company - Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors and launched its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ... VALUES  ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

[PICTURE]
James,  Jesse,  and  Joseph  Seligman,  1870
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TABLE OF CONTENTS

To  the  Shareholders                               1
Interview  With  Your  Portfolio  Manager           2
Benchmark  Descriptions                             4
Index  and  Average  Returns                        5
Performance  Overview                               6
Portfolios  of  Investments                        10
Statements  of  Assets  and  Liabilities           12
Statements  of  Operations                         13
Statements  of  Changes  in  Net  Assets           14
Notes  to  Financial  Statements                   16
Financial  Highlights                              21
Board  of  Directors                               26
Executive  Officers  and  For  More  Informatio    27
Glossary  of  Financial  Terms                     28

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TO  THE  SHAREHOLDERS
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The  environment  of  the  past  six months continued to be difficult for global financial markets and for Seligman Time Horizon/Harvester Series. US equity markets continued their steep decline, with technology and growth stocks posting the most disappointing returns. Emerging market stocks, international small-company stocks, and US government and investment-grade bonds were among the few asset classes to deliver positive returns. High-yield bonds continued to struggle as investors sought additional credit safety amid volatile and uncertain markets.

Within this challenging environment, all the Funds in the Seligman Time Horizon/Harvester Series posted negative results. However, Seligman Time Horizon 30, 20, and 10 Funds have continued to perform in line with the Standard & Poor's 500 Composite Stock Index (S&P 500) while offering greater diversification, including exposure to global equity markets. While Seligman Harvester Fund outpaced the S&P 500, we were disappointed with its return. Last year, the Fund reduced its exposure to high-yield bonds in favor of investment-grade bonds. This change benefited the Fund during the six months ended June 30, 2002.

During this six-month period, the US economy improved, but the stock market was plagued by uncertainty caused by revelations of fraudulent accounting and irresponsible corporate governance. Like other investors, we at J. & W. Seligman & Co. Incorporated are appalled by the unethical and, in some cases, illegal practices uncovered at some corporations. With a rebound in corporate profitability still uncertain, news of corporate improprieties created a crisis of confidence that sent stocks plunging, though we suspect there may be a certain degree of overreaction in the market's response. We would hope that the corporate executives who engaged in malfeasance are dealt with severely.

We are encouraged by and support changes in corporate accounting that will increase the quality and transparency of financial reporting, and by legal and regulatory changes that will engender more responsible corporate governance. These issues are also being addressed promptly by Congress, the Securities and Exchange Commission, the New York Stock Exchange, the National Association of Securities Dealers, and other regulatory agencies. Most recently, in late July President Bush signed into law a sweeping accounting and corporate reform package known as the Sarbanes-Oxley Act of 2002. In our view, the financial system benefits when corporations are held to higher standards of conduct.

Despite the turmoil in the markets, there was positive macroeconomic news. The Federal Reserve Board expressed optimism about the prospects for economic recovery, but left interest rates untouched during the first half of 2002. Industrial production has been on the rise for several months, and high-tech production has also shown some signs of life. Inflation remains benign, and consumers continue to spend at a healthy pace. However, the economic recovery remains fragile. Productivity growth declined in the second quarter, and some economists are scaling back their growth expectations for 2002 and 2003.

Looking ahead, we believe the US economy will strengthen moderately, and that corporate profits will slowly improve. The Federal Reserve Board, wanting to support the nascent recovery, is not expected to raise interest rates until 2003, and there is the possibility of another rate reduction in 2002. Geopolitical risks remain, but the immediate concern is investor confidence. We believe that the current sense of urgency will prompt sensible reforms, inserting additional safeguards and regulations into the system.

Thank you for your support of Seligman Time Horizon/Harvester Series. We look forward to serving your investment needs for many years to come.

By  order  of  the  Board  of  Directors,


/S/WILLIAM  C.  MORRIS
   WILLIAM  C.  MORRIS
   CHAIRMAN

                                                                /S/BRIAN T. ZINO
                                                                   BRIAN T. ZINO
                                                                       PRESIDENT

AUGUST  9,  2002

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INTERVIEW  WITH  YOUR  PORTFOLIO  MANAGER
CHARLES  W.  KADLEC
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Q:   How  did  Seligman Time Horizon/Harvester Series perform for the six months ended  June  30,  2002?

A: This period was a difficult one for all the Funds in the Series. During this time, based on the net asset value of Class A shares, Seligman Time Horizon 30 Fund delivered a total return of -13.07%, Seligman Time Horizon 20 Fund delivered a total return of -13.06%, Seligman Time Horizon 10 Fund delivered a total return of -13.51%, and Seligman Harvester Fund delivered a total return of -10.33%.

Q: What economic and market factors affected the Funds' performances during this time?

A: This period was unusual in that the US economy recovered from last year's downturn, but the stock market continued its steep decline. The first half of 2002 saw an increase in the annualized growth rate of real gross domestic product (GDP). At the same time, however, the broad US market, as measured by the Standard & Poor's Composite Stock Index (S&P 500), was down 13.16%. Technology stocks fared even worse, with the Goldman Sachs Technology Index down 33.07% during this time. Government and investment-grade corporate bonds benefited from continued low interest rates and an overall flight to quality, and the Lehman Brothers
     Government/Credit Index delivered a total return of 3.26%. High-yield bonds, on the other hand, continued to struggle and delivered generally flat returns.

     Within this difficult and unique environment, we were generally pleased with the Funds' relative returns. Time Horizon 30, 20, and 10 Funds have continued to perform in line with the S&P 500 while providing investors with greater diversification and professional management. By contrast, Seligman Harvester Fund's overall returns were disappointing.

Q: Which sectors had the greatest impact on the Funds' performance during this six-month period?

A: To answer this question, we need to look at the overall market, the return of each of the Seligman Funds in which we are invested relative to various indices, and in relation to the Lipper averages.

     First, all but two of the equity asset classes - emerging market stocks and international small-company stocks - had negative returns. The positive returns for these two asset classes was surprising given the overall negative environment for global equity markets. Yet, because we take a strategic approach to allocating investments, the returns of the Time Horizon 30, 20, and 10 Funds were helped by their respective exposures to these asset classes. This underscores one of the benefits of the multi-discipline approach offered through the Time Horizon/Harvester Series.

     Second, the value style of investing significantly outperformed the growth style of investing. This is the opposite of what occurred in 1999 and the first quarter of 2000 when growth investing was in favor. Although value and growth have produced about the same average annual returns over longer periods, we seek to reduce the short-term swings in the Series by investing equally in value and growth within domestic large- and small-cap stocks. In domestic mid-cap, and in the international investments, however, the Seligman funds are managed in the growth style. This "style affect" was a contributor to each of the Fund's poor performances when compared to the weighted average index returns. More generally, all the Funds were hurt by exposure to US equities. Seligman's equity funds were positioned for economic recovery, which occurred but did not produce the typical recovery in economically sensitive sectors of the market.

     Our allocation to the technology sector also penalized the returns of the Time Horizon 30, 20, and 10 Funds relative to the general indices. Our decision to add technology through an allocation to Seligman Communications and Information Fund, like our decision to invest in emerging markets and international small-company stocks, is based on a long-term perspective. We do not believe we can time short-term moves in the technology sector relative to the broad market. We believe that over the next 10 years or longer, the technology sector will grow faster than the general economy, and that an investment in this sector may produce above-average returns over the long term, but with greater volatility. It is important to note that Seligman's conviction in technology in general - and in the Communications and Information Fund in particular - is not new. The
     Communications and Information Fund has been part of the Time Horizon strategy since the strategy's inception in 1995.

     Time Horizon 10, and particularly Harvester, were hurt by exposure to Seligman High-Yield Bond Fund. The impact was tempered somewhat by our decision last year to reduce Harvester's exposure to high-yield bonds and to introduce a 15% weighting to Seligman Investment Grade Fixed Income Fund, which produced a positive total return during the first half of the year. In addition, Seligman High-Yield Bond Fund has been delivering better relative returns since the portfolio was repositioned during the first half of 2002 to increase diversification, liquidity, and overall credit quality. This repositioning was completed in May, and in June the Series outperformed its benchmark.

     By comparing the Funds' returns to the Lipper averages, we adjust for the impact of the growth style on the domestic funds and our allocations to technology, thus providing the most relevant short-term benchmark. While the Time Horizon 30, 20, and 10 Funds lagged the Lipper averages somewhat during the first six months of the year, on an inception-to-date basis, these Funds have provided returns that are in line with the Lipper returns.

Q:   What  is  your  outlook?

A: We are convinced that a US, as well as a global, economic recovery is underway. Interest rates around the world are historically low, tax rates have been reduced, and energy prices, although somewhat high, remain stable. The prospects for freer trade across the globe also seem to be improving, with Europe aggressively pursuing a free trade agenda not only with Eastern Europe, but with Latin America as well. Also, the creation of the euro in Europe has created greater price stability across the Continent. Asia is also showing signs of moving in a positive direction, with tax cuts and stable monetary policy. In this region, however, we remain concerned about the continued lack of growth in Japan. We also remain concerned about Latin America as a whole.

     Overall, however, we are modestly optimistic regarding the global recovery and believe that we will soon see improvements in corporate profits. While the stock market has been cautious and reluctant to look forward to this positive development, we are convinced that when market participants see more concrete signs of a profit recovery, stock prices will strengthen.

     We believe that the record market volatility of the past few years underscores the value of broad diversification not only among stocks, but also among styles and asset classes. By taking such a multi-disciplined approach, Time Horizon 30 and 20 - our most aggressive, all-equity portfolios - have protected investors from the extreme losses suffered by those who had focused on short-term performance, and had extreme overweights in growth and technology stocks in the first quarter of 2000. As a consequence of this strategic approach, Time Horizon/Harvester investors can remain focused on long-term financial goals, and avoid the risks associated with chasing short-term market trends.

PORTFOLIO  MANAGEMENT

Seligman Time Horizon/Harvester Series is managed by Charles W. Kadlec. Mr. Kadlec has been a Managing Director of J. & W. Seligman & Co. Incorporated since January 1992 and Chief Investment Strategist for Seligman Advisors since April 1997. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix and Seligman Harvester. Mr. Kadlec is assisted in the management of the Series by a team of investment professionals.

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BENCHMARK  DESCRIPTIONS
--------------------------------------------------------------------------------

Composite indices and averages were created by the Manager using widely recognized benchmarks and established Lipper averages. These benchmarks were selected because the Manager believes they correlate, based on asset class, to the underlying Seligman Funds in which each Fund invests. The composites use the same allocations to each asset class targeted by each Fund in the Seligman Time Horizon/Harvester Series. These composites are used in the charts and tables that follow. The composites exclude the effects of sales charges. Investors cannot invest directly in a composite index or average.

COMPOSITE  BENCHMARKS

THE HORIZON 30 COMPOSITE INDEX consists of the following indices: 30% Russell 2000 Index (US Small-Cap Stocks), 30% Russell Midcap Index (US Midcap Stocks), 10% S&P 500 Composite Stock Index (US Large-Cap Stocks), 15% Salomon Smith Barney Emerging Markets Index World Ex US (International Small-Company Stocks), 10% MSCI Emerging Markets Free Index (Emerging Market Stocks), 5% MSCI EAFE Index (International Large-Cap Stocks).

THE HORIZON 20 COMPOSITE INDEX consists of the following indices: 25% Russell 2000 Index, 25% Russell Midcap Index, 20% S&P 500 Composite Stock Index, 10% Salomon Smith Barney Emerging Markets Index World Ex US, 10% MSCI Emerging
Markets  Free  Index,  10%  MSCI  EAFE  Index.

THE HORIZON 10 COMPOSITE INDEX consists of the following indices: 15% Russell 2000 Index, 25% Russell Midcap Index, 20% S&P 500 Composite Stock Index, 5% Salomon Smith Barney Emerging Markets Index World Ex US, 5% MSCI Emerging
Markets Free Index, 10% MSCI EAFE Index, 15% CSFB High Yield Market Index (High-Yield Bonds), 5% Salomon Brothers Long-Term High Grade Corporate Bond Total Return Index (US Corporate Bonds).

THE HARVESTER COMPOSITE INDEX consists of the following indices: 10% Russell Midcap Index, 35% S&P 500 Composite Stock Index, 15% MSCI EAFE Index, 15% CSFB High Yield Market Index, 15% Salomon Brothers Long-Term High Grade Corporate Bond Total Return Index, 10% Ibbotson Long-Term Government Bond Index (Long-Term Government Bonds).

LIPPER  COMPOSITE  INDICES

THE LIPPER COMPOSITE AVERAGE FOR TIME HORIZON 30 FUND consists of the following Lipper Averages: 3% Small Cap Growth Funds Average, 13% Small Cap Value Funds Average, 16% Science & Technology Funds Average, 22% Multi Cap Growth Funds Average, 3% Large Cap Growth Funds Average, 3% Large Cap Value Funds Average, 10% Emerging Markets Fund Average, 25% Global Small Companies Funds Average, 5% International Funds Average.

THE LIPPER COMPOSITE AVERAGE FOR TIME HORIZON 20 FUND consists of the following Lipper Averages: 3% Small Cap Growth Funds Average, 12% Small Cap Value Funds Average, 10% Science & Technology Funds Average, 20% Multi Cap Growth Funds Average, 9% Large Cap Growth Funds Average, 9% Large Cap Value Funds Average, 10% Emerging Markets Funds Average, 17% Global Small Companies Funds Average, 10% International Funds Average.

THE LIPPER COMPOSITE AVERAGE FOR TIME HORIZON 10 FUND consists of the following Lipper Averages: 3% Small Cap Growth Funds Average, 6% Small Cap Value Funds Average, 10% Science & Technology Funds Average, 20% Multi Cap Growth Funds Average, 9% Large Cap Growth Funds Average, 9% Large Cap Value Funds Average, 5% Emerging Markets Funds Average, 8% Global Small Companies Funds Average, 10% International Funds Average, 15% High Yield Funds Average, 5% Corporate Debt BB-Rated Funds Average.

THE LIPPER COMPOSITE AVERAGE FOR HARVESTER FUND consists of the following Lipper
Averages: 10% Multi Cap Growth Funds Average, 11% Large Cap Growth Funds Average, 11% Large Cap Value Funds Average, 11% Equity Income Funds Average, 5% Global Funds Average, 12% International Funds Average, 15% High Yield Funds Average, 15% Corporate Debt BB-Rated Funds Average, 10% US Government Bond Funds Average.

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INDEX AND AVERAGE RETURNS
--------------------------------------------------------------------------------

                                                                              SINCE
                                                           SIX*      ONE    INCEPTION
For Periods Ended June 30, 2002                          MONTHS*    YEAR    1/10/00**
                                                         --------  -------  ----------
Russell 2000 Index                                         (4.70)%  (8.60)%     (2.89)%
Russell Midcap Index                                       (5.71)   (9.23)       0.65
S&P 500 Composite Stock Index                             (13.16)  (17.99)      (8.74)
Salomon Smith Barney Extended Markets Index World Ex US     8.13    (0.97)       0.75
MSCI EMF Index                                              2.07     1.31      (13.67)
MSCI EAFE Index                                            (1.38)   (9.22)      (4.95)
Lehman Brothers Government/Corporate Bond Index             3.26     8.25        5.99
CSFB High Yield Index                                       0.15     1.59       (2.04)
Ibbotson Long-Term Government Bond Index                    8.49     8.83       11.79
Lipper Small Cap Growth Funds Average                     (16.32)  (22.32)     (10.89)
Lipper Small Cap Value Funds Average                        4.31     5.86       17.42
Lipper Science & Technology Funds Average                 (33.88)  (44.70)     (37.69)
Lipper Multi Cap Growth Funds Average                     (20.43)  (29.42)     (21.34)
Lipper Large Cap Growth Funds Average                     (18.72)  (25.73)     (20.14)
Lipper Large Cap Value Funds Average                       (9.21)  (13.40)      (3.39)
Lipper Equity Income Funds Average                         (6.99)  (10.26)      (1.22)
Lipper Emerging Markets Funds Average                       4.01     1.31      (12.44)
Lipper Global Small Companies Funds Average                (3.87)  (11.84)      (8.63)
Lipper Global Funds Average                                (8.44)  (14.80)     (11.47)
Lipper International Funds Average                         (1.73)  (10.23)     (13.57)
Lipper High Yield Funds Average                            (3.77)   (3.69)      (3.79)
Lipper US Government Bond Average                           3.64     7.88        8.91
Lipper Corporate Debt BB-Rated Funds Average                1.64     5.23        7.06

-------------
*    Not  annualized.
**   Annualized.


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PERFORMANCE  OVERVIEW  (UNAUDITED)
SELIGMAN  TIME  HORIZON  30  FUND
--------------------------------------------------------------------------------

INVESTMENT  RESULTS  PER  SHARE
TOTAL  RETURNS
For  the  Periods  Ended  June  30,  2002

                                                              AVERAGE ANNUAL
                                                          -------------------------
                                                          ONE          SINCE
                                             SIX MONTHS*  YEAR         INCEPTION(1)
                                             -----------  --------     -----------
CLASS A**
With Sales Charge                            (17.13)%     (22.30)%      (14.83)%
Without Sales Charge                         (13.07)      (18.38)       (13.12)
CLASS B**
With CDSC***                                 (17.60)      (22.90)       (14.66)
Without CDSC                                 (13.26)      (19.04)       (13.66)
CLASS C**
With Sales Charge and CDSC                   (14.91)      (20.59)       (14.10)
Without Sales Charge and CDSC                (13.26)      (19.04)       (13.75)
CLASS D**
With 1% CDSC                                 (14.13)      (19.81)          n/a
Without CDSC                                 (13.26)      (19.04)       (13.75)
BENCHMARKS
Horizon 30 Composite Index(2)                 (3.08)       (7.62)        (2.79)
Horizon 30 Lipper Composite Average(2)       (11.34)      (13.63)       (13.57)
S&P 500(3)                                   (13.16)      (17.99)        (8.74)
--------------------------------------------------------------------------------

NET ASSET VALUE                                                        CAPITAL LOSS INFORMATION
                  JUNE 30, 2002    DECEMBER 31, 2001   JUNE 30, 2001   FOR THE SIX MONTHS ENDED JUNE 30, 2002
                  -------------    -----------------   -------------
CLASS A          $  4.79           $  5.51             $  6.15          REALIZED                   $  --
CLASS B             4.71              5.43                6.10          UNREALIZED+               (1.239)
CLASS C             4.71              5.43                6.10
CLASS D             4.71              5.43                6.10

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown.

     J. & W. Seligman & Co. Incorporated is currently waiving its investment management fee and reimbursing a portion of the Fund's expenses pursuant to a contractual undertaking. Absent such waivers and reimbursements, returns would have been lower.

------------
*    Returns  for  periods  of  less  than  one  year  are  not  annualized.
** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
***  The  CDSC  is  5%  for periods of one year or less, and 3% since inception.
(1) Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 21 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 4/24/00, 2/8/00, and 2/14/00, respectively.
(2)  See  page  4  for  benchmark  descriptions.
(3) The S&P 500 Composite Stock Index is an unmanaged benchmark that assumes the investment of dividends and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.
+ Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2002.

--------------------------------------------------------------------------------
PERFORMANCE  OVERVIEW  (UNAUDITED)
SELIGMAN  TIME  HORIZON  20  FUND
--------------------------------------------------------------------------------

INVESTMENT  RESULTS  PER  SHARE
TOTAL  RETURNS
For  the  Periods  Ended  June  30,  2002

                                                              AVERAGE ANNUAL
                                                          -------------------------
                                                          ONE          SINCE
                                             SIX MONTHS*  YEAR         INCEPTION(1)
                                             -----------  --------     -----------
CLASS A**
With Sales Charge                            (17.21)%     (22.65)%      (14.31)%
Without Sales Charge                         (13.06)      (18.82)       (12.59)
CLASS B**
With CDSC***                                 (17.66)      (23.28)       (14.29)
Without CDSC                                 (13.32)      (19.44)       (13.28)
CLASS C**
With Sales Charge and CDSC                   (15.12)      (20.98)       (13.71)
Without Sales Charge and CDSC                (13.32)      (19.44)       (13.37)
CLASS D**
With 1% CDSC                                 (14.19)      (20.21)         n/a
Without CDSC                                 (13.32)      (19.44)       (13.37)
BENCHMARKS
Horizon 20 Composite Index(2)                 (4.35)       (8.94)        (3.85)
Horizon 20 Lipper Composite Average(2)       (10.39)      (12.41)       (12.46)
S&P 500(3)                                   (13.16)      (17.99)        (8.74)
--------------------------------------------------------------------------------

NET ASSET VALUE                                                        CAPITAL LOSS INFORMATION
                  JUNE 30, 2002    DECEMBER 31, 2001   JUNE 30, 2001   FOR THE SIX MONTHS ENDED JUNE 30, 2002
                  -------------    -----------------   -------------
CLASS A          $  4.86           $  5.59             $  6.27         REALIZED                   $  --
CLASS B             4.75              5.48                6.18         UNREALIZED+                (1.329)
CLASS C             4.75              5.48                6.18
CLASS D             4.75              5.48                6.18

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown.

     J. & W. Seligman & Co. Incorporated is currently waiving its investment management fee and reimbursing a portion of the Fund's expenses pursuant to a contractual undertaking. Absent such waivers and reimbursements, returns would have been lower.

------------
*    Returns  for  periods  of  less  than  one  year  are  not  annualized.
** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
***  The  CDSC  is  5%  for periods of one year or less, and 3% since inception.
(1) Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 22 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 3/21/00, 1/18/00, and 1/21/00, respectively.
(2)  See  page  4  for  benchmark  descriptions.
(3) The S&P 500 Composite Stock Index is an unmanaged benchmark that assumes the investment of dividends and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.
+ Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2002.

--------------------------------------------------------------------------------
PERFORMANCE  OVERVIEW  (UNAUDITED)
SELIGMAN  TIME  HORIZON  10  FUND
--------------------------------------------------------------------------------

INVESTMENT  RESULTS  PER  SHARE
TOTAL  RETURNS
For  the  Periods  Ended  June  30,  2002

                                                              AVERAGE ANNUAL
                                                          -------------------------
                                                          ONE          SINCE
                                             SIX MONTHS*  YEAR         INCEPTION(1)
                                             -----------  --------     -----------
CLASS A**
With Sales Charge                            (17.67)%     (23.57)%      (14.26)%
Without Sales Charge                         (13.51)      (19.72)       (12.54)
CLASS B**
With CDSC***                                 (17.95)      (23.96)       (14.15)
Without CDSC                                 (13.64)      (20.18)       (13.15)
CLASS C**
With Sales Charge and CDSC                   (15.42)      (21.68)       (13.44)
Without Sales Charge and CDSC                (13.64)      (20.18)       (13.10)
CLASS D**
With 1% CDSC                                 (14.50)      (20.93)         n/a
Without CDSC                                 (13.64)      (20.18)       (13.20)
BENCHMARKS
Horizon 10 Composite Index(2)                 (4.21)       (7.45)        (2.80)
Horizon 10 Lipper Composite Average(2)       (10.98)      (11.14)       (12.32)
S&P 500(3)                                   (13.16)      (17.99)        (8.74)
--------------------------------------------------------------------------------

NET ASSET VALUE                                                        CAPITAL LOSS INFORMATION
                  JUNE 30, 2002    DECEMBER 31, 2001   JUNE 30, 2001   FOR THE SIX MONTHS ENDED JUNE 30, 2002
                  -------------    -----------------   -------------
CLASS A          $  4.80           $  5.55             $  6.34         REALIZED      $     --
CLASS B             4.75              5.50                6.28         UNREALIZED+     (1.588)
CLASS C             4.75              5.50                6.28
CLASS D             4.75              5.50                6.28

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown.

     J. & W. Seligman & Co. Incorporated is currently waiving its investment management fee and reimbursing a portion of the Fund's expenses pursuant to a contractual undertaking. Absent such waivers and reimbursements, returns would have been lower.

------------
*    Returns  for  periods  of  less  than  one  year  are  not  annualized.
** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
***  The  CDSC  is  5%  for periods of one year or less, and 3% since inception.
(1) Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and D shares of the Fund have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, C, and D shares from their individual initial issuance dates would be different, and may be lower, than those shown above. See the Financial Highlights table appearing on page 23 for total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were 2/18/00, 3/6/00, and 2/15/00, respectively.
(2)  See  page  4  for  benchmark  descriptions.
(3) The S&P 500 Composite Stock Index is an unmanaged benchmark that assumes the investment of dividends and excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an index.
+ Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2002.

--------------------------------------------------------------------------------
PERFORMANCE  OVERVIEW  (UNAUDITED)
SELIGMAN  HARVESTER  FUND
--------------------------------------------------------------------------------

INVESTMENT  RESULTS  PER  SHARE
TOTAL  RETURNS
For  the  Periods  Ended  June  30,  2002


                                                              AVERAGE ANNUAL
                                                          -------------------------
                                                          ONE          SINCE
                                             SIX MONTHS*  YEAR         INCEPTION(1)
                                             -----------  --------     -----------
CLASS A**
With Sales Charge                            (14.52)%     (21.57)%      (13.78)%
Without Sales Charge                         (10.33)      (17.64)       (12.05)
CLASS B**
With CDSC***                                 (15.17)      (21.83)       (13.75)
Without CDSC                                 (10.79)      (17.91)       (12.78)
CLASS C**
With Sales Charge and CDSC                   (12.49)      (19.51)       (13.18)
Without Sales Charge and CDSC                (10.79)      (17.91)       (12.82)
CLASS D**
With 1% CDSC                                 (11.66)      (18.70)          n/a
Without CDSC                                 (10.79)      (17.91)       (12.82)
BENCHMARKS
Harvester Composite Index(2)                  (4.02)       (6.24)        (1.85)
Harvester Lipper Composite Average(2)         (6.47)       (5.87)        (5.26)
Lehman Brothers Government/
   Credit Bond Index(3)                        3.26         8.25          5.99
CSFB High Yield Index(3)                       0.15         1.59         11.79
S&P 500(3)                                   (13.16)      (17.99)        (8.74)
--------------------------------------------------------------------------------


NET ASSET VALUE                                                    DIVIDEND AND CAPITAL LOSS INFORMATION
                                                                   For the Six Months Ended June 30, 2002

            JUNE 30, 2002  DECEMBER 31, 2001   JUNE 30, 2001  DIVIDENDS PAID           CAPITAL LOSS
            ------------   -----------------   -------------  --------------           ------------
CLASS A     $  4.66        $  5.31             $  5.98        CLASS A  $  0.112        REALIZED       $  --
CLASS B        4.66           5.31                5.94        CLASS B     0.086        UNREALIZED+   (1.231)
CLASS C        4.66           5.31                5.94        CLASS C     0.086
CLASS D        4.66           5.31                5.94        CLASS D     0.086

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown.

     J. & W. Seligman & Co. Incorporated is currently waiving its investment management fee and reimbursing a portion of the Fund's expenses pursuant to a contractual undertaking. Absent of such waivers and reimbursements, returns would have been lower.

------------
*    Returns  for  periods  of  less  than  one  year  are  not  annualized.
**   Return  figures  reflect  any  change  in  price  per  share and assume the investment of dividends and capital gain distributions. Returns for Class A shares  are  calculated  with  and  without the effect of the initial 4.75%
     maximum  sales  charge.  Returns for Class B shares are calculated with and without  the  effect  of  the  maximum  5% contingent deferred sales charge
     ("CDSC"),  charged  on  redemptions  made  within  one  year of the date of purchase,  declining to 1% in the sixth year and 0% thereafter. Returns for
     Class C shares are calculated with and without the effect of the initial 1%
     maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months  of  the date of purchase. Returns for Class D shares are calculated with  and  without  the  effect of the 1% CDSC, charged on redemptions made within  one  year  of  the  date  of  purchase.
***  The  CDSC  is  5%  for periods of one year or less, and 3% since inception.
(1)  Commencement of investment operations for Class A shares was 1/10/00. Class
     A  share  returns  were  computed  from  the  commencement  of  investment operations. Class B, C, and D shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B, C, and  D  shares  of  the  Fund  have  been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance  date  of each of the other classes of shares, adjusted to reflect the  higher  expenses  associated  with  the  Administration,  Shareholder
     Services  and  Distribution  Plan  for  those  classes that would have been incurred  had  they  first  been  issued  on the commencement of investment operations  date.  The total returns of Class B, C, and D shares from their individual  initial  issuance  dates  would be different, and may be lower, than  those  shown  above.  See the Financial Highlights table appearing on page  24  for  total returns for each Class of shares from their individual initial issuance dates. Initial issuance dates for Class B, C, and D shares were  2/17/00,  1/18/00,  and  2/29/00,  respectively.
(2)  See  page  4  for  benchmark  descriptions.
(3)  The  Lehman  Brothers  Government/Credit  Bond  Index,  the CSFB High Yield
     Index,  and the S&P 500 Composite Stock Index are unmanaged benchmarks that assume  the  investment  of dividends and exclude the effect of taxes, fees and  sales  charges.  Investors  cannot  invest  directly  in  an  index.
+    Represents the per share amount of net unrealized depreciation of portfolio securities  as  of  June  30,  2002.

--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS (UNAUDITED)
June 30, 2002
--------------------------------------------------------------------------------

SELIGMAN TIME HORIZON 30 FUND
                                                SHARES    VALUE
                                                ------    -----
DOMESTIC EQUITY FUNDS - 58.7%
Seligman Capital Fund*                           64,615  $   984,086
Seligman Communications and Information Fund*    37,960      691,252
Seligman Frontier Fund*                          13,113      138,211
Seligman Growth Fund*                            42,080      133,394
Seligman Large-Cap Value Fund                    14,435      133,812
Seligman Small-Cap Value Fund*                   51,964      597,586
                                                          -----------
                                                           2,678,341
                                                          -----------

GLOBAL EQUITY FUNDS - 40.3%
Seligman Emerging Markets Fund*                  91,604      470,845
Seligman Global Smaller Companies Fund*         101,871    1,133,824
Seligman International Growth Fund*              23,661      231,168
                                                          -----------
                                                           1,835,837
                                                          -----------
TOTAL INVESTMENTS (Cost $5,706,946) - 99.0%                4,514,178
OTHER ASSETS LESS LIABILITIES - 1.0%                          47,200
                                                          -----------
NET ASSETS - 100.0%                                      $ 4,561,378
                                                         ============

SELIGMAN TIME HORIZON 20 FUND

DOMESTIC EQUITY FUNDS - 60.6%
Seligman Capital Fund*                          148,151  $ 2,256,340
Seligman Communications and Information Fund*    58,943    1,073,352
Seligman Frontier Fund*                          33,226      350,202
Seligman Growth Fund*                           316,112    1,002,075
Seligman Large-Cap Value Fund                   108,924    1,009,725
Seligman Small-Cap Value Fund*                  121,202    1,393,823
                                                          -----------
                                                           7,085,517
                                                          -----------

GLOBAL EQUITY FUNDS - 37.8%
Seligman Emerging Markets Fund*                 238,148    1,224,081
Seligman Global Smaller Companies Fund*         178,979    1,992,036
Seligman International Growth Fund*             123,621    1,207,777
                                                          -----------
                                                           4,423,894
                                                          -----------
TOTAL INVESTMENTS (Cost $14,764,302) - 98.4%              11,509,411
OTHER ASSETS LESS LIABILITIES - 1.6%                         183,664
                                                          -----------
NET ASSETS - 100.0%                                      $11,693,075
                                                         ============

---------
*    Non-income  producing  security.
See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------
PORTFOLIOS  OF  INVESTMENTS  (UNAUDITED)
June  30,  2002
--------------------------------------------------------------------------------

SELIGMAN TIME HORIZON 10 FUND
                                                SHARES    VALUE
                                                ------    -----
DOMESTIC EQUITY FUNDS - 54.8%
Seligman Capital Fund*                          205,284 $  3,126,475
Seligman Communications and Information Fund*    85,311    1,553,513
Seligman Frontier Fund*                          45,907      483,860
Seligman Growth Fund*                           437,852    1,387,959
Seligman Large-Cap Value Fund                   150,404    1,394,245
Seligman Small-Cap Value Fund*                   86,111      990,277
                                                         ------------
                                                           8,936,329
                                                         ------------
GLOBAL EQUITY FUNDS - 23.5%
Seligman Emerging Markets Fund*                 170,586      876,812
Seligman Global Smaller Companies Fund*         115,192    1,282,087
Seligman International Growth Fund*             170,767    1,668,394
                                                         ------------
                                                           3,827,293
                                                         ------------
FIXED-INCOME FUNDS - 20.4%
Seligman High-Yield Bond Series                 756,904    2,452,369
Seligman Investment Grade Fixed Income Fund     122,215      866,506
                                                           3,318,875
                                                         ------------
TOTAL INVESTMENTS (Cost $21,525,155) - 98.7%              16,082,497
OTHER ASSETS LESS LIABILITIES - 1.3%                         220,108
                                                         ------------
NET ASSETS - 100.0%                                      $16,302,605
                                                         ============

SELIGMAN HARVESTER FUND

DOMESTIC EQUITY FUNDS - 40.8%
Seligman Capital Fund*                           85,910  $ 1,308,409
Seligman Common Stock Fund                      150,943    1,518,486
Seligman Growth Fund*                           444,098    1,407,791
Seligman Large-Cap Value Fund                   154,336    1,430,695
                                                         ------------
                                                           5,665,381
                                                         ------------
GLOBAL EQUITY FUNDS - 16.9%
Seligman Global Growth Fund*                    109,818      658,908
Seligman International Growth Fund*             173,253    1,692,682
                                                         ------------
                                                           2,351,590
                                                         ------------
FIXED-INCOME FUNDS - 41.8%
Seligman High-Yield Bond Series                 649,273    2,103,644
Seligman Investment Grade Fixed Income Fund     310,087    2,198,517
Seligman U.S. Government Securities Series      213,297    1,505,877
                                                         ------------
                                                           5,808,038
                                                         ------------
TOTAL INVESTMENTS (Cost $17,499,851) - 99.5%              13,825,009
OTHER ASSETS LESS LIABILITIES - 0.5%                          75,748
NET ASSETS - 100.0%                                      $13,900,757
                                                         ============

------------
*    Non-income  producing  security.
See  Notes  to  Financial  Statements.


--------------------------------------------------------------------------------
STATEMENTS  OF  ASSETS  AND  LIABILITIES  (UNAUDITED)
June 30, 2002
--------------------------------------------------------------------------------

                                               SELIGMAN       SELIGMAN       SELIGMAN      SELIGMAN
                                             TIME HORIZON   TIME HORIZON   TIME HORIZON    HARVESTER
                                                30 FUND        20 FUND        10 FUND        FUND
                                             -------------  -------------  -------------  -----------
ASSETS :
Investments in Underlying Funds, at value:   $   4,514,178  $  11,509,411  $  16,082,497  $13,825,009
Cash                                                19,055        125,115        379,865       60,088
Receivable from the Manager                         35,572         24,972         25,482       38,319
Prepaid registration fees                           19,936         20,755         21,605       20,410
Receivable for Capital Stock sold                    1,580         64,437         14,306       32,196
Dividends receivable                                    --                        10,144       12,914
Other                                                2,580         11,489          9,364        7,842
                                             -------------  -------------  -------------  -----------
TOTAL ASSETS                                     4,592,901     11,756,179     16,543,263   13,996,778
                                             -------------  -------------  -------------  -----------
LIABILITIES:
Payable for investments purchased                       --             --         57,237           --
Dividends payable                                       --             --             --       13,690
Payable for Capital Stock repurchased                   --         19,884        132,991       27,142
Accrued expenses and other                          31,523         43,220         50,430       55,189
                                             -------------  -------------  -------------  -----------
TOTAL LIABILITIES                                   31,523         63,104        240,658       96,021
                                             -------------  -------------  -------------  -----------
NET ASSETS                                   $   4,561,378  $  11,693,075  $  16,302,605  $13,900,757
                                             =============  =============  =============  ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at $0.001 par value:
Class A                                      $         309  $         608  $         649  $       476
Class B                                                146            344            836          543
Class C                                                436          1,290          1,678        1,705
Class D                                                 72            208            264          262
Additional paid-in capital                       5,779,219     15,011,768     21,682,259   18,161,263
Undistributed (dividends in excess of)
net investment income                               (1,046)        (1,046)        59,577     (143,565)
Accumulated net investment loss                    (23,625)       (63,814)             -            -
Accumulated net realized loss                       (1,365)        (1,392)             -     (445,085)
Net unrealized depreciation of investments      (1,192,768)    (3,254,891)    (5,442,658)  (3,674,842)
                                             -------------  -------------  -------------  -----------
NET ASSETS                                   $   4,561,378  $  11,693,075  $  16,302,605  $13,900,757
                                             =============  =============  =============  ===========
NET ASSETS:
Class A                                      $   1,482,751  $   2,951,542  $   3,115,430  $ 2,214,051
Class B                                            686,785      1,629,690      3,969,476    2,528,506
Class C                                          2,053,444      6,123,829      7,963,709    7,937,650
Class D                                            338,398        988,014      1,253,990    1,220,550
SHARES OF CAPITAL STOCK OUTSTANDING:
Class A                                            309,578        607,912        648,937      475,628
Class B                                            145,778        343,429        836,306      543,116
Class C                                            435,857      1,290,316      1,677,960    1,705,161
Class D                                             71,826        208,190        264,214      262,167
NET ASSET VALUE PER SHARE:
CLASS A                                      $        4.79  $        4.86  $        4.80  $      4.66
CLASS B                                               4.71           4.75           4.75         4.66
CLASS C                                               4.71           4.75           4.75         4.66
CLASS D                                               4.71           4.75           4.75         4.66

------------
See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------
STATEMENTS  OF  OPERATIONS  (UNAUDITED)
For  the  Six  Months  Ended  June  30,  2002
--------------------------------------------------------------------------------

                                                         SELIGMAN       SELIGMAN        SELIGMAN       SELIGMAN
                                                       TIME HORIZON   TIME HORIZON    TIME HORIZON    HARVESTER
                                                         30 FUND        20 FUND         10 FUND          FUND
                                                       ------------  -------------   -------------   -------------
INVESTMENT INCOME:
Dividends from Underlying Funds                       $          --   $          --   $   155,259    $   186,625
                                                       ------------  -------------   -------------   -------------
EXPENSES:
Registration fees                                            38,468          38,824        43,882         47,296
Distribution and service fees                                11,915          33,819        52,256         45,845
Auditing and legal fees                                       7,279          11,076        15,524         15,283
Custody and related services                                  3,487           2,597         1,618          2,610
Directors' fees and expenses                                  2,638           2,694         2,735          2,711
Management fee                                                2,342           6,000         8,477          7,122
Shareholder account services                                  1,752           3,621         4,092          4,106
Shareholder reports and communications                        1,073           8,106           851          7,779
Miscellaneous                                                   784           2,115           665          2,310
                                                       ------------  -------------   -------------   -------------
TOTAL EXPENSES BEFORE WAIVER/REIMBURSEMENT                   69,738         108,852       130,100        135,062
Waiver/reimbursement of expenses                            (46,113)        (45,038)      (35,464)       (53,607)
                                                       ------------  -------------   -------------   -------------
TOTAL EXPENSES AFTER WAIVER/REIMBURSEMENT                    23,625          63,814        94,636         81,455
                                                       ------------  -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS)                                (23,625)        (63,814)       60,623        105,170
                                                       ------------  -------------   -------------   -------------
NET UNREALIZED LOSS ON INVESTMENTS:
Net change in unrealized depreciation of investments       (652,870)     (1,683,856)   (2,583,001)    (1,746,766)
                                                       ------------  -------------   -------------   -------------
NET LOSS ON INVESTMENTS                                    (652,870)     (1,683,856)   (2,583,001)    (1,746,766)
                                                       ------------  -------------   -------------   -------------
DECREASE IN NET ASSETS FROM OPERATIONS                $    (676,495)  $  (1,747,670)  $(2,522,378)   $(1,641,596)
                                                      ==============  ==============  ============   =============

------------
See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------

STATEMENTS  OF  CHANGES  IN  NET  ASSETS  (UNAUDITED)
--------------------------------------------------------------------------------

<BTB>

                                                           SELIGMAN                             SELIGMAN
                                                    TIME HORIZON 30 FUND                 TIME HORIZON 20 FUND
                                             --------------------------------          ----------------------------
                                                  SIX MONTHS           YEAR            SIX MONTHS           YEAR
                                                     ENDED             ENDED             ENDED              ENDED
                                                    6/30/02          12/31/01           6/30/02           12/31/01
                                                 ------------     -------------        ------------      ------------
OPERATIONS:
Net investment loss                             $   (23,625)      $   (32,293)          $   (63,814)     $   (81,677)
Net realized gain on investments and
   distributions from Underlying Funds                   --            40,815                    --          116,663
Net change in unrealized depreciation
   of investments                                  (652,870)         (175,751)           (1,683,856)        (710,315)
                                                 ------------     -------------        ------------      ------------
Decrease in Net Assets From Operations             (676,495)         (167,229)           (1,747,670)        (675,329)
                                                 ------------     -------------        ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A                                               --            (7,713)                   --          (15,533)
   Class B                                               --            (3,661)                   --           (7,798)
   Class C                                               --           (10,844)                   --          (32,529)
   Class D                                               --            (2,102)                   --           (5,958)
                                                 ------------     -------------        ------------      ------------
Total                                                    --           (24,320)                   --          (61,818)
                                                 ------------     -------------        ------------      ------------
Net long-term realized gain on investments:
   Class A                                                --          (38,268)                   --          (84,689)
   Class B                                                --          (22,246)                   --          (49,829)
   Class C                                                --          (66,650)                   --         (201,169)
   Class D                                                --          (11,962)                   --          (37,741)
                                                 ------------     -------------        ------------      ------------
Total                                                     --         (139,126)                   --         (373,428)
                                                 ------------     -------------        ------------      ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS                 --         (163,446)                   --         (435,246)
                                                 ------------     -------------        ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                  1,042,550        2,285,074             2,647,986        6,984,210
Exchanged from associated Funds                      315,372          514,273               341,318        1,253,971
Investment of dividends                                   --           23,901                    --           59,179
Value of shares issued in payment of
   gain distributions                                     --          138,060                    --         363,091
                                                 ------------     -------------        ------------      ------------
Total                                              1,357,922        2,961,308             2,989,304       8,660,451
                                                 ------------     -------------        ------------      ------------
Cost of shares repurchased                          (387,834)        (235,395)             (683,628)       (770,304)
Exchanged into associated Funds                     (154,768)        (144,101)             (243,613)       (726,993)
                                                 ------------     -------------        ------------      ------------
Total                                               (542,602)        (379,496)             (927,241)     (1,497,297)
                                                 ------------     -------------        ------------      ------------
INCREASE IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS                                815,320        2,581,812             2,062,063       7,163,154
                                                 ------------     -------------        ------------      ------------
INCREASE IN NET ASSETS                               138,825        2,251,137               314,393       6,052,579
NET ASSETS:
Beginning of period                                4,422,553        2,171,416            11,378,682       5,326,103
                                                 ------------     -------------        ------------      ------------
END OF PERIOD*                                  $  4,561,378     $  4,422,553         $  11,693,075     $11,378,682
                                                ============     =============        =============     =============

--------------
*    Including  undistributed  (net  of  dividends  in
   excess of) net investment income as follows: $    (1,046)     $     (1,046)        $      (1,046)    $    (1,046)

Including  accumulated  net  investment  loss
as follows:                                         (23,625)              --                (63,814)              --
See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------
STATEMENTS  OF  CHANGES  IN  NET  ASSETS  (UNAUDITED)
--------------------------------------------------------------------------------

<BTB>

                                                        SELIGMAN                    SELIGMAN
                                                  TIME HORIZON 10 FUND            HARVESTER FUND
                                               ---------------------------    -----------------------
                                                SIX MONTHS        YEAR        SIX MONTHS      YEAR
                                                   ENDED          ENDED         ENDED         ENDED
                                                  6/30/02       12/31/01       6/30/02       12/31/01
                                                ----------      ---------     ----------     --------
Net investment income                          $    60,623   $   122,413   $   105,170   $   284,911
Net realized gain (loss) on investments and
   distributions from Underlying Funds                  --       212,191            --      (440,441)
Net change in unrealized depreciation
   of investments                               (2,583,001)   (1,669,920)   (1,746,766)   (1,421,466)
                                               -----------    -----------   -----------   -----------
DECREASE IN NET ASSETS FROM OPERATIONS          (2,522,378)   (1,335,316)   (1,641,596)   (1,576,996)
                                               -----------    -----------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A                                              --       (66,493)      (23,469)      (60,056)
   Class B                                              --       (76,094)      (17,610)      (69,675)
   Class C                                              --      (136,407)      (55,409)     (183,097)
   Class D                                              --       (21,659)       (8,682)      (23,740)
                                               -----------    -----------   -----------   -----------
Total                                                   --      (300,653)     (105,170)     (336,568)
                                               -----------    -----------   -----------   -----------
Dividends in excess of net investment income:
   Class A                                              --            --       (22,987)           --
   Class B                                              --            --       (25,298)           --
   Class C                                              --            --       (81,779)           --
   Class D                                              --            --       (12,455)           --
                                               -----------    -----------   -----------   -----------
Total                                                   --            --      (142,519)           --
                                               -----------    -----------   -----------   -----------
Net long-term realized gain on investments:
   Class A                                              --       (83,668)           --       (16,886)
   Class B                                              --      (127,695)           --       (25,314)
   Class C                                              --      (233,323)           --       (83,298)
   Class D                                              --       (37,257)           --       (14,655)
                                               -----------    -----------   -----------   -----------
Total                                                   --      (481,943)           --      (140,153)
                                               -----------    -----------   -----------   -----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS               --      (782,596)     (247,689)     (476,721)
                                               -----------    -----------   -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                2,661,148    11,987,270     2,216,095    11,207,604
Exchanged from associated Funds                    940,004     1,390,530       743,813       514,306
Investment of dividends                                 --       276,947       217,749       292,729
Value of shares issued in payment of
   gain distributions                                   --       443,901            --       134,220
                                               -----------    -----------   -----------   -----------
Total                                            3,601,152    14,098,648     3,177,657    12,148,859
                                               -----------    -----------   -----------   -----------
Cost of shares repurchased                      (1,085,443)   (1,571,080)     (828,722)   (1,074,750)
Exchanged into associated Funds                   (116,252)   (1,057,037)     (140,434)     (718,456)
                                               -----------    -----------   -----------   -----------
Total                                           (1,201,695)   (2,628,117)     (969,156)   (1,793,206)
                                               -----------    -----------   -----------   -----------
INCREASE IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS                            2,399,457    11,470,531     2,208,501    10,355,653
                                               -----------    -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS                 (122,921)    9,352,619       319,216     8,301,936
NET ASSETS:
Beginning of period                             16,425,526     7,072,907    13,581,541     5,279,605
                                               -----------    -----------   -----------   -----------
END OF PERIOD*                                 $16,302,605   $16,425,526   $13,900,757   $13,581,541
                                               ===========   ===========   ===========   ============

*    Including  undistributed  (net  of  dividends  in
    excess of) net investment income as follows:     $59,577     ($1,046)     ($143,565)     ($1,046)
See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------
NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)
--------------------------------------------------------------------------------

1. MULTIPLE CLASSES OF SHARES -- Seligman Time Horizon/Harvester Series, Inc.(the "Series") consists of four separate funds: Seligman Time Horizon 30 Fund("Time Horizon 30 Fund"), Seligman Time Horizon 20 Fund ("Time Horizon 20 Fund"), Seligman Time Horizon 10 Fund ("Time Horizon 10 Fund"), and Seligman Harvester Fund ("Harvester Fund"). Each Fund invests in a combination of Class A shares of other Seligman mutual funds (the "Underlying Funds").

     Each Fund of the Series offers four classes of shares -- Class A shares, Class B shares, Class C shares, and Class D shares. Class A shares are sold with an initial sales charge of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% on an annual basis, and CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been preparedin conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Series:

A. SECURITY VALUATION -- Underlying Funds owned by a Fund are valued at Their respective net asset values. US Government securities and short-term obligations, with more than 60 days remaining to maturity, are valued at current market values. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

B. FEDERAL TAXES -- Each Fund in the Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

D. MULTIPLE CLASS ALLOCATIONS -- Each Fund's income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the six months ended June 30, 2002, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of any Fund of the Series.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities (Underlying Funds), excluding short-term investments, for the six months ended June 30, 2002, were as follows:


FUND                    PURCHASES     SALES
----                    ---------     -----
Time Horizon 30 Fund    $  867,526    $   --
Time Horizon 20 Fund     2,040,211        --
Time Horizon 10 Fund     2,654,382        --
Harvester Fund           2,129,829        --

     At June 30, 2002, the cost of investments was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:


                                   TOTAL            TOTAL
                                 UNREALIZED       UNREALIZED
       FUND                     APPRECIATION     DEPRECIATION
--------------------            ------------     ------------
Time Horizon 30 Fund              $107,319      $   1,300,087
Time Horizon 20 Fund               261,087          3,515,978
Time Horizon 10 Fund               189,996          5,632,654
Harvester Fund                      50,043          3,724,885

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Series and provides the necessary personnel and facilities. Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.10% per annum of each Fund's average daily net assets. The Manager has contractually undertaken to waive its fee and reimburse each Fund's expenses, other than distribution and service fees, that exceed 0.50% per annum of the Fund's average daily net assets through December 31, 2003 and that exceed 0.75% per annum of average daily net assets from January 1, 2004 through December 31, 2010.

     The Distributor, agent for the distribution of the Series' shares and an affiliate of the Manager, received the following concessions for sales of Class A shares after commissions were paid to dealers for sales of Class A and Class C shares:


                        DISTRIBUTOR        DEALER
        FUND            CONCESSIONS     COMMISSIONS
--------------------    -----------     -----------
Time Horizon 30 Fund      $1,241        $  14,220
Time Horizon 20 Fund       2,286           28,178
Time Horizon 10 Fund       2,503           32,213
Harvester Fund             2,753           32,008

     Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A, Class B, Class C, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee (12b-1 fee) of up to 0.25% per annum of the average daily net assets attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. To avoid any duplication of the 12b-1 fee, the 12b-1 fees to be paid by each class of a Fund will be reduced by the dollar amount of any 12b-1 fees paid by the Underlying Funds with respect to shares owned by the Fund.

     For the six months ended June 30, 2002, 12b-1 fees incurred by the Time Horizon 30 Fund, Time Horizon 20 Fund, Time Horizon 10 Fund, and the Harvester Fund (net of 12b-1 fees paid by Underlying Funds), aggregated $62, $97, $116, and $73, respectively, or 0.01% per annum of the average daily net assets of Class A shares.

     With respect to Class C and Class D shares, service organizations may receive up to 0.75% per annum of the average daily net assets for providing other distribution assistance. Such fees are paid monthly by the Funds to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% per annum of the average daily net assets is payable monthly by the Funds to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the "Purchasers"), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the for the six months ended June 30, 2002, the 12b-1 fees incurred under the Plan (net of 12b-1 fees paid by Underlying Funds), and their equivalent per annum percentage of the average daily net assets of Class B, Class C, and Class D shares, were as follows:


        FUND            CLASS B  CLASS C   CLASS D   FEE RATE
--------------------  ---------  -------   -------   --------
Time Horizon 30 Fund  $ 2,699   $ 7,637   $ 1,517     0.76%
Time Horizon 20 Fund    6,268    23,474     3,980     0.76%
Time Horizon 10 Fund   15,833    31,545     4,762     0.76%
Harvester Fund          9,759    31,185     4,828     0.76%

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2002, such charges amounted to $842 for Time Horizon 30 Fund, $1,286 for Time Horizon 20 Fund, $2,033 for Time Horizon 10 Fund and $3,779 for Harvester Fund.

     The Distributor has sold its rights to the Purchasers to collect any CDSC imposed on redemptions of Class B shares. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor for the six months ended June 30, 2002, were as follows:


FUND                         AMOUNT
--------------------        --------
Time Horizon 30 Fund        $   753
Time Horizon 20 Fund          1,812
Time Horizon 10 Fund          1,476
Harvester Fund                  898

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Series, as well as distribution and service fees pursuant to the Plan. For the for the six months ended June 30, 2002, Seligman Services, Inc. received commissions from the sale of shares of each Fund and distribution and service fees, pursuant to the Plan, as follows:


                                     DISTRIBUTION AND
FUND                     COMMISSIONS   SERVICE FEES
--------------------     -----------  ---------------
Time Horizon 30 Fund  $         --        $    82
Time Horizon 20 Fund            10            269
Time Horizon 10 Fund           480            133
Harvester Fund                   -             51

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Series at cost the following amounts for shareholder account services in accordance with a methodology approved by the Series' directors:


FUND                       AMOUNT
--------------------      --------
Time Horizon 30 Fund      $ 1,752
Time Horizon 20 Fund        3,621
Time Horizon 10 Fund        4,092
Harvester Fund              4,106

     Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Funds of the Series or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earnings/loss accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at June 30, 2002, included in other liabilities, were as follows:


FUND                       AMOUNT
--------------------       ------
Time Horizon 30 Fund       $1,153
Time Horizon 20 Fund        1,159
Time Horizon 10 Fund        1,163
Harvester Fund              1,160

5. CAPITAL LOSS CARRYFORWARD -- At December 31, 2001, the Time Horizon 30, Time Horizon 20, and Harvester Funds had net capital loss carryforwards for federal income tax purposes of $1,365, $1,392, and $445,085, respectively, which are available for offset against future taxable net capital gains, expiring in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforward.

6. CAPITAL STOCK SHARE TRANSACTIONS -- The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. At June 30, 2002, 4,000,000,000 shares were authorized for the Series, all at a par value of $0.001 per share. Transactions in shares of Capital Stock were as follows:



                                              CLASS A                                      CLASS B
                              ---------------------------------------      --------------------------------------
                              SIX MONTHS ENDED        YEAR ENDED           SIX MONTHS ENDED        YEAR ENDED
                                   6/30/02             12/31/01               6/30/02                12/31/01
                              ----------------      -------------------    -------------------   -------------------
                              SHARES     AMOUNT     SHARES     AMOUNT      SHARES    AMOUNT      SHARES     AMOUNT
                              -------   --------   -------   ----------   --------  ---------   --------   ---------
TIME HORIZON 30 FUND
Sales of shares               49,674   $ 265,944   126,576   $  690,513    40,676   $ 215,713    74,987   $ 434,325
Exchanged from
   associated Funds           41,970     224,460    51,538      279,253     4,966      26,760    25,304     142,397
Shares issued in payment of
     dividends                    --          --     1,415        7,713        --          --       660       3,549
Shares issued in payment of
   gain distributions             --          --     7,655       38,275        --          --     4,448      21,976
                             -------    --------   -------   ---------    ------    --------   -------    ---------
Total                         91,644     490,404   187,184    1,015,754    45,642     242,473   105,399     602,247
                             -------    --------   -------   ---------    ------    --------   -------    ---------

Shares repurchased           (18,783)   (100,967)   (8,649)     (49,951)  (13,938)    (72,242)   (6,931)    (40,650)
Exchanged into
   associated Funds          (17,393)    (92,882)   (2,173)     (11,441)  (10,832)    (56,569)  (15,756)    (77,386)
                             -------    --------   -------   ---------    ------    --------   -------    ---------

Total                        (36,176)   (193,849)  (10,822)     (61,392)  (24,770)   (128,811)  (22,687)   (118,036)
                             -------    --------   -------   ---------    ------    --------   -------    ---------

Increase                      55,468   $ 296,555   176,362   $  954,362    20,872   $ 113,662    82,712   $ 484,211
                             =======   =========   =======   ==========    ======   =========   =======   ==========

--------------------------------------------------------------------------------
NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)
--------------------------------------------------------------------------------


                                              CLASS C                                      CLASS D
                              ---------------------------------------      --------------------------------------
                              SIX MONTHS ENDED         YEAR ENDED          SIX MONTHS ENDED        YEAR ENDED
                                   6/30/02              12/31/01               6/30/02              12/31/01
                              ----------------      -------------------    -------------------   -------------------
                              SHARES     AMOUNT     SHARES     AMOUNT      SHARES    AMOUNT      SHARES     AMOUNT
                              -------   --------   -------   ----------   --------  ---------   --------   ---------
TIME HORIZON 30 FUND
Sales of shares                90,648   $476,099   166,644   $  953,912    16,078   $  84,794   36,963   $206,324
Exchanged from
   associated Funds             3,124     16,643     6,471       36,378     9,142      47,509    9,826     56,245
Shares issued in payment of
   dividends                       --         --     2,017       10,853        --          --      332      1,786
Shares issued in payment of
   gain distributions              --         --    13,494       66,661        --          --    2,257     11,148
                             -------    --------   -------   ---------    ------    --------   -------    ---------
Total                          93,772    492,742   188,626    1,067,804    25,220     132,303   49,378    275,503
                             -------    --------   -------   ---------    ------    --------   -------    ---------
Shares repurchased            (16,800)   (88,939)  (20,167)    (119,332)  (25,027)   (125,686)  (4,588)   (25,462)
Exchanged into
   associated Funds                --         --   (11,134)     (54,501)     (974)     (5,317)    (142)      (773)
                             -------    --------   -------   ---------    ------    --------   -------    ---------
Total                         (16,800)   (88,939)  (31,301)    (173,833)  (26,001)   (131,003)  (4,730)   (26,235)
                             -------    --------   -------   ---------    ------    --------   -------    ---------
Increase (decrease)            76,972   $403,803   157,325   $  893,971      (781)  $   1,300   44,648   $249,268
                              =======   =========  =======   ==========    ======   =========   =======  ==========

--------------------------------------------------------------------------------

                                              CLASS A                                      CLASS B
                              ---------------------------------------      --------------------------------------
                              SIX MONTHS ENDED         YEAR ENDED          SIX MONTHS ENDED         YEAR ENDED
                                   6/30/02              12/31/01               6/30/02               12/31/01
                              ----------------      -------------------    -------------------   -------------------
                              SHARES     AMOUNT     SHARES     AMOUNT      SHARES    AMOUNT      SHARES     AMOUNT
                              -------   --------   -------   ----------   --------  ---------   --------   ---------
TIME HORIZON 20 FUND
Sales of shares              126,326   $ 677,348   246,574   $1,393,250    97,706   $ 518,554   171,967   $1,000,637
Exchanged from
   associated Funds           36,226     197,367   112,131      641,234     6,917      35,100    17,966      101,635
Shares issued in payment of
   dividends                      --          --     2,748       15,167        --          --     1,229        6,660
Shares issued in payment of
   gain distributions             --          --    16,394       83,935        --          --     8,656       43,539
                             -------    --------   -------   ---------    ------    --------   -------    ---------
Total                        162,552     874,715   377,847    2,133,586   104,623     553,654   199,818    1,152,471
                             -------    --------   -------   ---------    ------    --------   -------    ---------
Shares repurchased           (40,601)   (217,482)  (15,111)     (89,933)  (22,545)   (113,047)  (12,795)     (73,324)
Exchanged into
   associated Funds          (22,756)   (122,736)  (34,970)    (194,957)   (5,503)    (28,927)  (35,351)    (173,559)
                             -------    --------   -------   ---------    ------    --------   -------    ---------
Total                        (63,357)   (340,218)  (50,081)    (284,890)  (28,048)   (141,974)  (48,146)    (246,883)
                             -------    --------   -------   ---------    ------    --------   -------    ---------
Increase                      99,195   $ 534,497   327,766   $1,848,696    76,575   $ 411,680   151,672   $  905,588
                             =======   =========   =======   ==========    ======   =========   =======   ==========

--------------------------------------------------------------------------------


                                              CLASS C                                      CLASS D
                              ---------------------------------------      --------------------------------------
                              SIX MONTHS ENDED         YEAR ENDED          SIX MONTHS ENDED        YEAR ENDED
                                   6/30/02              12/31/01               6/30/02              12/31/01
                              ----------------      -------------------    -------------------   -------------------
                              SHARES     AMOUNT     SHARES     AMOUNT      SHARES    AMOUNT      SHARES     AMOUNT
                              -------   --------   -------   ----------   --------  ---------   --------   ---------
TIME HORIZON 20 FUND
Sales of shares              231,739   $1,231,215    722,334   $4,262,803    41,771   $ 220,869    55,738   $ 327,520
Exchanged from
   associated Funds           14,917       81,199     22,294      116,952     5,188      27,652    66,425     394,150
Shares issued in payment of
   dividends                      --           --      5,860       31,762         -          --     1,031       5,590
Shares issued in payment of
   gain distributions             --           --     39,588      199,126        --          --     7,255      36,491
                             -------   ---------     --------  ----------    -------  ---------   -------   ----------
Total                        246,656    1,312,414    790,076    4,610,643    46,959     248,521   130,449     763,751
                             -------   ---------     --------  ----------    -------  ---------   -------   ----------
Shares repurchased           (44,222)    (231,461)   (68,007)    (389,246)  (23,856)   (121,638)  (35,898)   (217,801)
Exchanged into
   associated Funds           (9,955)     (49,145)   (49,798)    (310,264)   (7,800)    (42,805)   (8,830)    (48,213)
                             -------   ---------     --------  ----------    -------  ---------   -------   ----------
Total                        (54,177)    (280,606)  (117,805)    (699,510)  (31,656)   (164,443)  (44,728)   (266,014)
                             -------   ---------     --------  ----------    -------  ---------   -------   ----------
Increase                     192,479   $1,031,808    672,271   $3,911,133    15,303   $  84,078    85,721   $ 497,737
                             =======   ==========    ========  ==========    ======   =========   =======   ==========


                                              CLASS A                                      CLASS B
                              ---------------------------------------      --------------------------------------
                              SIX MONTHS ENDED         YEAR ENDED          SIX MONTHS ENDED        YEAR ENDED
                                    6/30/02              12/31/01               6/30/02              12/31/01
                              ----------------      -------------------    -------------------   -------------------
                              SHARES     AMOUNT     SHARES     AMOUNT      SHARES    AMOUNT      SHARES     AMOUNT
                              -------   --------   -------   ----------   --------  ---------   --------   ---------
TIME HORIZON 10 FUND
Sales of shares              107,950   $ 574,753   371,601   $2,201,305    80,333   $ 422,101    412,698   $2,482,904
Exchanged from
   associated Funds           26,878     141,567    24,270      151,458    71,499     367,313     37,718      216,631
Shares issued in payment of
   dividends                      --          --    11,284       62,173        --          --     11,155       61,017
Shares issued in payment of
   gain distributions             --          --    15,626       82,507        --          --     19,267      100,573
                             -------   ----------  --------  ----------   -------   ---------    -------   -----------
Total                        134,828     716,320   422,781    2,497,443   151,832     789,414    480,838    2,861,125
                             -------   ----------  --------  ----------   -------   ---------    -------   -----------
Shares repurchased           (23,286)   (121,356)  (29,228)    (165,950)  (79,153)   (409,429)   (76,069)    (466,676)
Exchanged into
   associated Funds           (5,816)    (31,690)   (7,861)     (42,788)  (11,972)    (62,863)   (66,730)    (364,124)
                             -------   ----------  --------  ----------   -------   ---------    -------   -----------
Total                        (29,102)   (153,046)  (37,089)    (208,738)  (91,125)   (472,292)  (142,799)    (830,800)
                             -------   ----------  --------  ----------   -------   ---------    -------   -----------
Increase                     105,726   $ 563,274   385,692   $2,288,705    60,707   $ 317,122    338,039   $2,030,325
                             =======   ==========  ========  ==========   =======   =========    =======   ==========

--------------------------------------------------------------------------------
NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)
--------------------------------------------------------------------------------



                                              CLASS C                                      CLASS D
                              ---------------------------------------      --------------------------------------
                              SIX MONTHS ENDED         YEAR ENDED           SIX MONTHS ENDED          YEAR ENDED
                                  6/30/02               12/31/01                6/30/02                12/31/01
                              ----------------      -------------------    -------------------   -------------------
                              SHARES    AMOUNT     SHARES       AMOUNT        SHARES    AMOUNT      SHARES     AMOUNT
                              -------   --------   -------      ----------     --------  ---------   --------   ---------

TIME HORIZON 10 FUND
Sales of shares              296,347   $1,577,228   1,125,916   $ 6,812,826    16,790   $  87,066    79,850   $ 490,235
Exchanged from
   associated Funds           26,648      139,904      99,990       579,086    54,765     291,220    76,080     443,355
Shares issued in payment of
   dividends                      --           --      24,300       132,920        --          --     3,809      20,837
Shares issued in payment of
    gain distributions            --           --      43,020       224,563        --          --     6,946      36,258
                             -------   ----------   ---------   -----------   -------   ---------   -------  ------------
Total                        322,995    1,717,132   1,293,226     7,749,395    71,555     378,286   166,685     990,685
                             -------   ----------   ---------   -----------   -------   ---------   -------  ------------
Shares repurchased           (82,276)    (417,349)    (97,101)     (567,475)  (26,709)   (137,309)  (63,584)   (370,979)
Exchanged into
   associated Funds           (3,969)     (20,064)   (110,863)     (583,632)     (300)     (1,635)  (11,574)    (66,493)
                             -------   ----------   ---------   -----------   -------   ---------   -------  ------------
Total                        (86,245)    (437,413)   (207,964)   (1,151,107)  (27,009)   (138,944)  (75,158)   (437,472)
                             -------   ----------   ---------   -----------   -------   ---------   -------  ------------
Increase                     236,750   $1,279,719   1,085,262   $ 6,598,288    44,546   $ 239,342    91,527   $ 553,213
                             =======   ==========   =========   ===========   =======   =========    =======  ==========



                                              CLASS A                                      CLASS B
                              ---------------------------------------      --------------------------------------
                              SIX MONTHS ENDED         YEAR ENDED          SIX MONTHS ENDED          YEAR ENDED
                                  6/30/02               12/31/01                6/30/02              12/31/01
                              ----------------      -------------------    -------------------   -------------------
                              SHARES     AMOUNT     SHARES     AMOUNT      SHARES    AMOUNT      SHARES     AMOUNT
                              -------   --------   -------   ----------   --------  ---------   --------   ---------
HARVESTER FUND
Sales of shares              136,055   $ 698,191   123,068     $689,900    49,656   $ 256,478   322,180   $1,954,509
Exchanged from
   associated Funds           24,940     128,656    21,491      118,879    65,572     329,615    29,353      167,934
Shares issued in payment
   of dividends                7,735      39,184     8,138       46,257     6,848      34,791    10,851       61,568
Shares issued in payment of
   gain distributions             --          --     3,159       16,304        --          --     4,486       22,661
                             -------   ----------  -------     --------   -------   ---------   -------   -----------
Total                        168,730     866,031   155,856      871,340   122,076     620,884   366,870    2,206,672
                             -------   ----------  -------     --------   -------   ---------   -------   -----------
Shares repurchased           (20,474)   (103,850)  (15,136)     (88,913)  (37,156)   (183,452)  (29,810)    (162,625)
Exchanged into
   associated Funds          (17,603)    (87,340)       --           --    (7,325)    (34,845)  (42,104)    (220,823)
                             -------   ----------  -------     --------   -------   ---------   -------   -----------
Total                        (38,077)   (191,190)  (15,136)     (88,913)  (44,481)   (218,297)  (71,914)    (383,448)
                             -------   ----------  -------     --------   -------   ---------   -------   -----------
Increase                     130,653   $ 674,841   140,720     $782,427    77,595   $ 402,587   294,956   $1,823,224
                             =======   ==========  =======     =========   =======  =========   =======   ==========


                                              CLASS C                                      CLASS D
                              ---------------------------------------      --------------------------------------
                              SIX MONTHS ENDED         YEAR ENDED           SIX MONTHS ENDED         YEAR ENDED
                                  6/30/02               12/31/01                6/30/02                12/31/01
                              ----------------      -------------------    -------------------   -------------------
                              SHARES    AMOUNT     SHARES       AMOUNT        SHARES    AMOUNT     SHARES     AMOUNT
                              -------   --------   -------      ----------     --------  ---------   --------   ---------

HARVESTER FUND
Sales of shares               239,220   $1,216,636   1,254,525   $ 7,335,490    8,754   $ 44,790   209,568   $1,227,705
Exchanged from
   associated Funds            44,340      233,424      19,118       107,097   10,501     52,118    21,574      120,396
Shares issued in payment
   of dividends                24,148      122,698      29,218       163,654    4,150     21,076     3,914       21,250
Shares issued in payment of
   gain distributions              --           --      15,625        80,627       --         --     2,826       14,628
                              -------   ----------   ---------   -----------   ------    --------  -------   -----------
Total                         307,708    1,572,758   1,318,486     7,686,868   23,405    117,984   237,882    1,383,979
Shares repurchased           (102,368)    (507,905)   (141,997)     (776,648)  (6,688)   (33,515)   (8,434)     (46,564)
                              -------   ----------   ---------   -----------   ------    --------  -------   -----------
Exchanged into
   associated Funds            (1,185)      (6,000)    (88,898)     (497,633)  (2,573)   (12,249)       --           --
                              -------   ----------   ---------   -----------   ------    --------  -------   -----------
Total                        (103,553)    (513,905)   (230,895)   (1,274,281)  (9,261)   (45,764)   (8,434)     (46,564)
                              -------   ----------   ---------   -----------   ------    --------  -------   -----------
Increase                      204,155   $1,058,853   1,087,591   $ 6,412,587   14,144   $ 72,220   229,448   $1,337,415
                              =======   ==========   =========   ===========   ======    =======   =======   ==========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The tables below are intended to help you understand the financial performance of each Class of each Fund from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.



                                                        TIME HORIZON 30 FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                     CLASS A                              CLASS B
                                                      ------------------------------------  -------------------------------------
                                                      SIX MONTHS      YEAR      1/10/00*     SIX MONTHS      YEAR      4/24/00++
                                                        ENDED        ENDED         TO          ENDED        ENDED         TO
                                                       6/30/02      12/31/01    12/31/00      6/30/02      12/31/01    12/31/00
                                                     ------------  ----------  -----------  ------------  ----------  -----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                 $      5.51   $    6.24   $     7.14   $      5.43   $    6.21   $     7.00
                                                     ------------  ----------  -----------  ------------  ----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.01)      (0.03)       (0.03)        (0.03)      (0.07)       (0.05)
Net realized and unrealized loss on investments            (0.71)      (0.46)       (0.84)        (0.69)      (0.47)       (0.71)
                                                     ------------  ----------  -----------  ------------  ----------  -----------
TOTAL FROM INVESTMENT OPERATIONS                           (0.72)      (0.49)       (0.87)        (0.72)      (0.54)       (0.76)
                                                     ------------  ----------  -----------  ------------  ----------  -----------
LESS DISTRIBUTIONS:
Dividends from net investment income                          --       (0.03)          --            --       (0.03)          --
Distributions from net realized capital gains                 --       (0.21)       (0.03)           --       (0.21)       (0.03)
                                                     ------------  ----------  -----------  ------------  ----------  -----------
TOTAL DISTRIBUTIONS                                           --       (0.24)       (0.03)           --       (0.24)       (0.03)
                                                     ------------  ----------  -----------  ------------  ----------  -----------
NET ASSET VALUE, END OF PERIOD                       $      4.79   $    5.51   $     6.24   $      4.71   $    5.43   $     6.21
                                                     ============  ==========  =========== =============  ==========  ===========
TOTAL RETURN:                                            (13.07)%     (7.47)%     (12.18)%      (13.26)%     (8.32)%     (10.85)%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)             $     1,483   $   1,399   $      485   $       687   $     679   $      262
Ratio of expenses to average net assets                   0.51%#        0.51%      0.51%+        1.26%#        1.26%      1.26%+
Ratio of net investment loss to average net assets      (0.51)%#      (0.49)%    (0.51)%+      (1.26)%#      (1.24)%    (1.26)%+
Portfolio turnover rate                                       --          --           --            --          --           --
Without fee waiver and expense reimbursement:**
Ratio of expenses to average net assets                   2.48%#        3.70%     25.60%+        3.23%#        4.45%     14.14%+
Ratio of net investment loss to average net assets      (2.48)%#      (3.68)%   (25.60)%+      (3.23)%#      (4.43)%   (14.14)%+

See  footnotes  on  page  25.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------



                                                        TIME HORIZON 30 FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS C                                  CLASS D
                                                   ------------------------------------      -------------------------------------
                                                     SIX                                      SIX
                                                    MONTHS        YEAR          2/8/00++     MONTHS       YEAR         2/14/00++
                                                     ENDED        ENDED           TO          ENDED       ENDED           TO
                                                   6/30/02       12/31/01      12/31/00      6/30/02     12/31/01      12/31/00
                                                   ---------    ----------    ----------    ---------    ----------    ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD             $     5.43    $    6.21    $     7.56   $     5.43   $      6.21   $      7.58
                                                 ----------    ---------    ----------   ----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                   (0.03)       (0.07)        (0.07)       (0.03)        (0.07)        (0.08)
Net realized and unrealized loss on investments       (0.69)       (0.47)        (1.25)       (0.69)        (0.47)        (1.26)
                                                 ----------    ---------    ----------   ----------   -----------   -----------
TOTAL FROM INVESTMENT OPERATIONS                      (0.72)       (0.54)        (1.32)       (0.72)        (0.54)        (1.34)
                                                 ----------    ---------    ----------   ----------   -----------   -----------
LESS DISTRIBUTIONS:
Dividends from net investment income                     --        (0.03)           --           --         (0.03)           --
Distributions from net realized capital gains            --        (0.21)        (0.03)          --         (0.21)        (0.03)
                                                 ----------    ---------    ----------   ----------   -----------   -----------
TOTAL DISTRIBUTIONS                                      --        (0.24)        (0.03)          --         (0.24)        (0.03)
                                                 ----------    ---------    ----------   ----------   -----------   -----------
NET ASSET VALUE, END OF PERIOD                   $     4.71    $    5.43    $     6.21   $     4.71    $     5.43    $     6.21
                                                 ==========    =========    ==========   ==========    ==========    ==========
TOTAL RETURN:                                        (13.26)%      (8.32)%      (17.46)%^^   (13.26)%       (8.32)%      (17.67)%^^
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)         $    2,053   $    1,950   $     1,251   $      338   $       395   $       174
Ratio of expenses to average net assets                1.26%#       1.26%         1.26%+       1.26%#        1.26%         1.26%+
Ratio of net investment loss
to average net assets                                (1.26)%#      (1.24)       (1.26)+%      (1.26)%#      (1.24)       (1.26)+%
Portfolio turnover rate                                 --            --           --            --            --           --
Without fee waiver and
expense reimbursement:**
Ratio of expenses to average net assets               3.23%#       4.45%        14.14%+        3.23%#       4.45%        14.14%
Ratio of net investment loss
to average net assets                                (3.23)%#      (4.43)%     (14.14)%+      (3.23)%#      (4.43)%     (14.14)%

                                                        TIME HORIZON 20 FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                CLASS A                                  CLASS B
                                                   ------------------------------------      -------------------------------------
                                                     SIX                                       SIX
                                                    MONTHS         YEAR         1/10/00+      MONTHS       YEAR         3/21/00++
                                                     ENDED        ENDED           TO          ENDED        ENDED           TO
                                                   6/30/02       12/31/01       12/31/00     6/30/02      12/31/01      12/31/00
                                                   ---------    ----------    ----------    ---------    ----------    ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD              $    5.59   $    6.47     $    7.14    $    5.48     $    6.41     $    7.93
                                                 ----------   ---------    ----------    ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                   (0.01)       (0.03)        (0.03)       (0.03)        (0.07)        (0.07)
Net realized and unrealized loss on investments       (0.72)       (0.61)        (0.60)       (0.70)        (0.62)        (1.41)
                                                 ----------     ---------    ----------    ---------     ---------     ---------
TOTAL FROM INVESTMENT OPERATIONS                      (0.73)       (0.64)        (0.63)       (0.73)        (0.69)        (1.48)
                                                 ----------     ---------    ----------    ---------     ---------     ---------
LESS DISTRIBUTIONS:
Dividends from net investment income                     --        (0.03)           --           --         (0.03)           --
Distributions from net realized capital gains            --        (0.21)        (0.04)          --         (0.21)        (0.04)
                                                 ----------     ---------    ----------    ---------     ---------     ---------
TOTAL DISTRIBUTIONS                                      --        (0.24)        (0.04)          --         (0.24)        (0.04)
                                                 ----------     ---------    ----------    ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $    4.86   $     5.59     $    6.47    $    4.75    $     5.48     $    6.41
                                                 ==========    ==========    ==========    =========    ==========     =========
TOTAL RETURN:                                        (13.06)%      (9.52)%       (8.83)%^^   (13.32)%      (10.40)%      (18.67)%^^
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)          $    2,952   $    2,842   $    1,171   $    1,630   $     1,463      $     739
Ratio of expenses to average net assets                 0.51%#       0.51%        0.51%+       1.26%#        1.26%          1.26%+
Ratio of net investment loss
to average net assets                                  (0.51)%#     (0.44)%      (0.51)%+     (1.26)%#      (1.19)%        (1.26)%+
Portfolio turnover rate                                   --           --         0.62%          --            --           0.62%^
Without fee waiver and
expense reimbursement:**
Ratio of expenses to average net assets               1.26%#         1.64%         11.84%+     2.01%#        2.39%          5.84%+
Ratio of net investment loss
to average net assets                                (1.26)%#       (1.57)%       (11.84)%+   (2.01)%#      (2.32)%        (5.84)%+

--------
See  footnotes  on  page  25.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                        TIME HORIZON 20 FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS C                                  CLASS D
                                                     ------------------------------------      ------------------------------------
                                                        SIX                                       SIX
                                                       MONTHS         YEAR        1/18/00++      MONTHS      YEAR       1/21/00++
                                                       ENDED        ENDED           TO          ENDED      ENDED          TO
                                                      6/30/02       12/31/01      12/31/00      6/30/02    12/31/01     12/31/00
                                                     ---------    ----------    ----------    ---------   ----------   ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                   $    5.48    $     6.41    $    7.28   $    5.48   $     6.41   $   7.31
                                                        --------    ----------    ---------   ---------   ----------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.03)       (0.07)        (0.08)      (0.03)       (0.07)     (0.09)
Net realized and unrealized loss on investments            (0.70)       (0.62)        (0.75)      (0.70)       (0.62)     (0.77)
                                                        --------    ----------    ---------   ---------   ----------   ---------
TOTAL FROM INVESTMENT OPERATIONS                           (0.73)       (0.69)        (0.83)      (0.73)       (0.69)     (0.86)
                                                        --------    ----------    ---------   ---------   ----------   ---------
LESS DISTRIBUTIONS:
Dividends from net investment income                          --        (0.03)           --          --        (0.03)        --
Distributions from net realized capital gains                 --        (0.21)        (0.04)         --        (0.21)     (0.04)
                                                        --------    ----------    ---------   ---------   ----------   ---------
TOTAL DISTRIBUTIONS                                           --        (0.24)        (0.04)         --        (0.24)     (0.04)
                                                        --------    ----------    ---------   ---------   ----------   ---------
NET ASSET VALUE, END OF PERIOD                         $    4.75   $     5.48   $      6.41   $    4.75   $     5.48   $   6.41
                                                       =========   ==========   ===========   =========   ==========   =========
TOTAL RETURN:                                             (13.32)%     (10.40)%      (11.41)%    (13.22)%     (10.40)%   (11.77)%^^
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)               $   6,124   $    6,017   $     2,729   $     988   $    1,057   $    687
Ratio of expenses to average net assets                     1.26%#       1.26%         1.26%+      1.26%#       1.26%      1.26%+
Ratio of net investment loss to average net assets         (1.26)%#     (1.19)%       (1.26)%+    (1.26)%#     (1.19)%    (1.26)%+
Portfolio turnover rate                                       --           --          0.62%^        --           --       0.62%^
Without fee waiver and expense reimbursement:**
Ratio of expenses to average net assets                     2.01%#       2.39%         5.84%+      2.01%#       2.39%      5.84%+
Ratio of net investment loss to average net assets         (2.01)%#     (2.32)%       (5.84)%+    (2.01)%#     (2.32)%    (5.84)%+


                                                        TIME HORIZON 10 FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                CLASS A                                  CLASS B
                                                   ------------------------------------      -------------------------------------
                                                        SIX                                      SIX
                                                       MONTHS        YEAR        1/10/00+      MONTHS      YEAR        2.18/00++
                                                       ENDED        ENDED           TO          ENDED      ENDED          TO
                                                      6/30/02      12/31/01      12/31/00      6/30/02    12/31/01     12/31/00
                                                     ---------    ----------    ----------    ---------   ----------   ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                 $    5.55    $     6.59   $      7.14   $    5.50   $     6.55   $    7.33
                                                     ---------    ----------  -----------    ---------   ----------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     0.03          0.10          0.10        0.01         0.05        0.04
Net realized and unrealized loss on investments          (0.78)        (0.82)        (0.60)      (0.76)       (0.81)      (0.77)
                                                     ---------    ----------  -----------    ---------   ----------   ---------
TOTAL FROM INVESTMENT OPERATIONS                         (0.75)        (0.72)        (0.50)      (0.75)       (0.76)      (0.73)
                                                     ---------    ----------  -----------    ---------   ----------   ---------
LESS DISTRIBUTIONS:
Dividends  from net investment income                       --         (0.13)           --          --        (0.10)         --
Distributions from net realized capital gains               --         (0.19)        (0.05)         --        (0.19)      (0.05)
                                                     ---------    ----------  -----------    ---------   ----------   ---------
TOTAL DISTRIBUTIONS                                         --         (0.32)        (0.05)         --        (0.29)      (0.05)
                                                     ---------    ----------  -----------    ---------   ----------   ---------
NET ASSET VALUE, END OF PERIOD                       $    4.80    $     5.55   $      6.59   $    4.75   $     5.50   $    6.55
                                                     =========    ==========  ============   =========   ==========   =========
TOTAL RETURN:                                          (13.51)%      (10.69)%       (7.02)%^^  (13.64)%     (11.38)%     (9.98)%^^
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)             $   3,115    $    3,014   $     1,037   $   3,969   $    4,270   $   2,865
Ratio of expenses to average net assets                  0.51%#         0.51%        0.51%+      1.26%#        1.26%       1.26%+
Ratio of net investment income to average net assets     1.32%#         1.64%        1.44%+      0.57%#        0.89%       0.69%+
Portfolio turnover rate                                     --          6.38%           --          --         6.38%         --
Without fee waiver and expense reimbursement:**
Ratio of expenses to average net assets                  0.93%#         1.27%        8.02%+      1.68%#        2.02%       4.36%+
Ratio of net investment income (loss) to average
net assets                                               0.90%#         0.88%      (6.07)%+      0.15%#        0.13%     (2.41)%+

---------
See  footnotes  on  page  25.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                        TIME HORIZON 10 FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                     CLASS C                            CLASS D
                                                      -----------------------------------    ---------------------------------
                                                      SIX MONTHS     YEAR       3/6/00++    SIX MONTHS    YEAR       2/15/00++
                                                         ENDED      ENDED          TO         ENDED       ENDED         TO
                                                        6/30/02    12/31/01     12/31/00     6/30/02    12/31/01     12/31/00
                                                      ----------   ---------    ---------   ----------  ---------    -----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                   $   5.50   $    6.55   $      7.78   $   5.50   $     6.55   $    7.42
                                                       --------   ---------   -----------   --------   ----------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.01        0.05          0.04       0.01         0.05        0.04
Net realized and unrealized loss on investments           (0.76)      (0.81)        (1.22)     (0.76)       (0.81)      (0.86)
                                                       --------   ---------   -----------   --------   ----------   ---------
TOTAL FROM INVESTMENT OPERATIONS                          (0.75)      (0.76)        (1.18)     (0.75)       (0.76)      (0.82)
                                                       --------   ---------   -----------   --------   ----------   ---------
LESS DISTRIBUTIONS:
Dividends from net investment income                         --       (0.10)           --         --        (0.10)         --
Distributions from net realized capital gains                --       (0.19)        (0.05)        --        (0.19)      (0.05)
                                                       --------   ---------   -----------   --------   ----------   ---------
TOTAL DISTRIBUTIONS                                          --       (0.29)        (0.05)        --        (0.29)      (0.05)
                                                       --------   ---------   -----------   --------   ----------   ---------
NET ASSET VALUE, END OF PERIOD                         $   4.75   $    5.50   $      6.55   $   4.75   $     5.50   $    6.55
                                                       ========   =========   ===========   ========   ==========   =========
TOTAL RETURN:                                           (13.64)%    (11.38)%      (15.18)%^^ (13.64)%     (11.38)%    (11.07)%^^
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)               $  7,964   $   7,933   $     2,331   $  1,254   $    1,209   $     839
Ratio of expenses to average net assets                  1.26%#        1.26%       1.26%+     1.26%#         1.26%     1.26%+
Ratio of net investment income to average net assets     0.57%#        0.89%       0.69%+     0.57%#         0.89%     0.69%+
Portfolio turnover rate                                       .        6.38%            .          .         6.38%          .
Without fee waiver and expense reimbursement:**
Ratio of expenses to average net assets                  1.68%#        2.02%       4.36%+     1.68%#         2.02%     4.36%+
Ratio of net investment income (loss) to average
net assets                                               0.15%#        0.13%     (2.41)%+     0.15%#         0.13%     2.41%+

                                                       HARVESTER FUND
----------------------------------------------------------------------------------------------------------------------------------

                                                                     CLASS A                            CLASS B
                                                      -----------------------------------    ---------------------------------
                                                      SIX MONTHS     YEAR        1/10/00*   SIX MONTHS    YEAR       2/17/00++
                                                         ENDED      ENDED          TO         ENDED       ENDED         TO
                                                        6/30/02    12/31/01      12/31/00    6/30/02     12/31/01    12/31/00
                                                      ----------   ---------    ---------   ----------  ---------    -----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                   $   5.31   $    6.56   $      7.14   $   5.31   $     6.54   $    7.16
                                                      ----------   ---------    ---------   ----------  ---------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.05        0.20          0.23       0.03         0.16        0.16
Net realized and unrealized loss on investments           (0.59)      (1.15)        (0.57)     (0.59)       (1.15)      (0.61)
                                                      ----------   ---------    ---------   ----------  ---------    -----------
TOTAL FROM INVESTMENT OPERATIONS                          (0.54)      (0.95)        (0.34)     (0.56)       (0.99)      (0.45)
                                                      ----------   ---------    ---------   ----------  ---------    -----------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.05)      (0.24)        (0.23)     (0.03)       (0.18)      (0.16)
Dividends in excess of net investment income              (0.06)         --            --      (0.06)          --          --
Distributions from net realized capital gains                --       (0.06)        (0.01)        --        (0.06)      (0.01)
                                                      ----------   ---------    ---------   ----------  ---------    -----------
TOTAL DISTRIBUTIONS                                       (0.11)      (0.30)        (0.24)     (0.09)       (0.24)      (0.17)
                                                      ----------   ---------    ---------   ----------  ---------    -----------
NET ASSET VALUE, END OF PERIOD                         $   4.66   $    5.31   $      6.56   $   4.66   $     5.31   $    6.54
                                                       ========   =========   ===========   ========   ==========   =========
TOTAL RETURN:                                           (10.33)%    (14.64)%       (4.99)%^^ (10.79)%     (15.18)%     (6.11)%^^
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)               $  2,214   $   1,830   $     1,339   $  2,529   $    2,470   $   1,115
Ratio of expenses to average net assets                  0.51%#        0.51%       0.51%+     1.26%#         1.26%     1.26%+
Ratio of net investment income to average net assets     2.11%#        3.47%       3.38%+     1.36%#         2.72%     2.63%+
Portfolio turnover rate                                       .       12.80%         9.14%         .        12.80%       9.14%^
Without fee waiver and expense reimbursement:**
Ratio of expenses to average net assets                  1.26%#        1.36%      12.49%+     2.01%#         2.11%     6.04%+
Ratio of net investment income (loss) to average
net assets                                               1.36%#        2.61%     (8.60)%+     0.61%#         1.86%   (2.15)%+

---------
See  footnotes  on  page  25.


                                                       HARVESTER FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                     CLASS C                            CLASS D
                                                      -----------------------------------    ---------------------------------
                                                      SIX MONTHS    YEAR        1/18/00++    SIX MONTHS   YEAR        2/29/00++
                                                         ENDED      ENDED          TO          ENDED      ENDED          TO
                                                        6/30/02    12/31/01      12/31/00     6/30/02    12/31/01     12/31/00
                                                      ----------   --------     ---------     ---------  --------     ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                   $   5.31   $     6.54   $      7.16   $   5.31   $     6.54   $    7.21
                                                       --------   ----------   -----------   --------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.03         0.15          0.18       0.03         0.15        0.16
Net realized and unrealized loss on investments           (0.59)       (1.14)        (0.61)     (0.59)       (1.14)      (0.66)
                                                       --------   ----------   -----------   --------   ----------   ----------
TOTAL FROM INVESTMENT OPERATIONS                          (0.56)       (0.99)        (0.43)     (0.56)       (0.99)      (0.50)
                                                       --------   ----------   -----------   --------   ----------   ----------
LESS DISTRIBUTIONS:
Dividends from net investment income                      (0.03)       (0.18)        (0.18)     (0.03)       (0.18)      (0.16)
Dividends in excess of net investment income              (0.06)          --            --      (0.06)          --          --
Distributions from net realized capital gains               .--        (0.06)        (0.01)         .        (0.06)      (0.01)
                                                       --------   ----------   -----------   --------   ----------   ----------
TOTAL DISTRIBUTIONS                                       (0.09)       (0.24)        (0.19)     (0.09)       (0.24)      (0.17)
                                                       --------   ----------   -----------   --------   ----------   ----------
NET ASSET VALUE, END OF PERIOD                         $   4.66   $     5.31   $      6.54   $   4.66   $     5.31   $    6.54
                                                       ========   ==========   ===========   ========   ==========   ==========
TOTAL RETURN:                                            (10.79)%     (15.18)%       (6.02)%^^ (10.79)%     (15.18)%     (7.19)%^^
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)               $  7,938   $    7,965   $     2,704   $  1,221   $    1,316   $     122
Ratio of expenses to average net assets                    1.26%#       1.26%         1.26%+     1.26%#       1.26%       1.26%+
Ratio of net investment income to average net assets       1.36%#       2.72%         2.63%+     1.36%#       2.72%       2.63%+
Portfolio turnover rate                                     .--        12.80%         9.14%^       .--        12.80%      9.14%^
Without fee waiver and expense reimbursement:**
Ratio of expenses to average net assets                   2.01%#        2.11%         6.04%+     2.01%#        2.11%       6.04%+
Ratio of net investment income (loss) to average
net assets                                                0.61%#        1.86%        (2.15)%+    0.61%#        1.86%      (2.15)%+

----------
*    Commencement  of  investment  operations.
** The Manager, at its discretion, reimbursed certain expenses and waived management fees for the periods presented.
#    Annualized.
+ In computing the ratios of expenses and net investment income to average net assets, income and expenses other than organization expenses are annualized. Organization expenses were not annualized because they were a one-time expense incurred at the Series' commencement of investment operations.
++   Commencement  of  issuance  of  shares.
^    For  the  period  1/10/00  to  12/31/00.
^^ The total returns shown for each Class of shares from commencement of investment operations/issuance of shares to 12/31/00, are calculated from the later of the respective Fund's commencement of investment operations date (1/10/00) or the initial issuance date of shares of the Class. The total returns for Class A shares were calculated from the commencement of investment operations date. Class B, C, and D shares of the Fund were offered to the public on the commencement of investment operations date, but were first issued on the respective dates shown in the table. If shares of each Class had been issued on the commencement of investment operations date, the total returns for each Class would have been as follows:



    TIME HORIZON 30 FUND            TIME HORIZON 20 FUND           TIME HORIZON 10 FUND           HARVESTER FUND
-----------------------------   -----------------------------  ----------------------------   -----------------------
Class A               (12.18)%  Class A               (8.83)%  Class A               (7.02)%  Class A         (4.99)%
Class B               (12.53)   Class B               (9.46)   Class B               (7.78)   Class B         (5.87)
Class C               (12.77)   Class C               (9.69)   Class C               (7.64)   Class C         (5.98)
Class D               (12.76)   Class D               (9.68)   Class C               (7.90)   Class D         (5.97)

     These total returns have been computed from the commencement of investment operations date and incorporate the total return of Class A shares of the Fund from the commencement of investment operations date through the initial issuance dates of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date.
See  Notes  to  Financial  Statements.

--------------------------------------------------------------------------------
BOARD  OF  DIRECTORS
--------------------------------------------------------------------------------
JOHN  R.  GALVIN  2,  4
Dean  Emeritus,  Fletcher  School  of  Law  and
Diplomacy  at  Tufts  University

PAUL  C.  GUIDONE  1
Chief  Investment  Officer,
J.  &  W.  Seligman  &  Co.  Incorporated

ALICE  S.  ILCHMAN  3,  4
Director,  Jeannette  K.  Watson  Summer  Fellowships
Trustee,  Committee  for  Economic  Development

FRANK  A.  MCPHERSON  3,  4
Director,  Conoco  Inc.
Director,  Integris  Health

JOHN  E.  MEROW  2,  4
Director,  Commonwealth  Industries,  Inc.
Trustee,  New  York-Presbyterian  Hospital
Retired  Chairman  and  Senior  Partner,
Sullivan  &  Cromwell

BETSY  S.  MICHEL  2,  4
Trustee,  The  Geraldine  R.  Dodge  Foundation

WILLIAM  C.  MORRIS  1
Chairman  of  the  Board,
J.  &  W.  Seligman  &  Co.  Incorporated
Chairman,  Carbo  Ceramics  Inc.
Director,  Kerr-McGee  Corporation

LEROY  C.  RICHIE  2,  4
chairman  and  CEO,  Q  Standards  Worldwide,  Inc
..
JAMES  Q.  RIORDAN  3,  4
Trustee,  Committee  for  Economic  Development

ROBERT  L.  SHAFER  3,  4
Retired  Vice  President,  Pfizer  Inc.

JAMES  N.  WHITSON  2,  4
Director  and  Consultant,  Sammons  Enterprises,  Inc.
Director,  C-SPAN
Director,  CommScope,  Inc.

BRIAN  T.  ZINO  1
President,  J.  &  W.  Seligman  &  Co.  Incorporated
Chairman,  Seligman  Data  Corp.
Chairman,  ICI  Mutual  Insurance  Company
Member  of  the  Board  of  Governors,
Investment  Company  Institute

FRED  E.  BROWN
Director  Emeritus


--------
Member:   1     Executive  Committee
          2    Audit  Committee
          3    Director  Nominating  Committee
          4    Board  Operations  Committee

--------------------------------------------------------------------------------
EXECUTIVE  OFFICERS
--------------------------------------------------------------------------------

WILLIAM  C.  MORRIS
Chairman

BRIAN  T.  ZINO
President

CHARLES  W.  KADLEC
Vice  President

THOMAS  G.  ROSE
Vice  President

LAWRENCE  P.  VOGEL
Vice  President  and  Treasurer

FRANK  J.  NASTA
Secretary

FOR  MORE  INFORMATION

MANAGER
J.  &  W.  Seligman  &  Co.
Incorporated
100  Park  Avenue
New  York,  NY  10017

GENERAL  COUNSEL
Sullivan  &  Cromwell

INDEPENDENT  AUDITORS
Deloitte  &  Touche  LLP

GENERAL  DISTRIBUTOR
Seligman  Advisors,  Inc.
100  Park  Avenue
New  York,  NY  10017

SHAREHOLDER  SERVICE  AGENT
Seligman  Data  Corp.
100  Park  Avenue
New  York,  NY  10017

IMPORTANT  TELEPHONE  NUMBERS
(800)  221-2450     Shareholder Services
(800)  445-1777     Retirement  Plan Services
(212)  682-7600     Outside  the  United  States
(800)  622-4597     24-Hour  Automated  Telephone  Access  Service

--------------------------------------------------------------------------------
GLOSSARY  OF  FINANCIAL  TERMS
--------------------------------------------------------------------------------

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

WASH SALE -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sales is not currently deductible for federal income tax purposes, but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

--------
Adapted from the Investment Company Institute's 2002 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

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                             SELIGMAN ADVISORS, INC.
                                 an affiliate of
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017
                                www.seligman.com


This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Time Horizon/Harvester Series, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

THF3  6/02                                  [LOGO]  Printed  on  Recycled  Paper